                   SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

                         ----------------------

                               FORM 8-K/A

                             CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of the earliest event reported): October 27, 1999

                     Commission File Number 0-14973

                               UNICO, INC.
  --------------------------------------------------------------------
           (Exact name of registrant as specified in charter)

             New Mexico                                  85-0270072
  ---------------------------------------------------------------------
   (State or other jurisdiction of                      IRS Employer
    incorporation or organization)                   Identification No.


    2925 Bayview Drive, Fremont, California                    94538
  ---------------------------------------------------------------------
   (Address of Principal Executive Offices)                  (Zip Code)

  Registrant's telephone number, including area code:      510/770-3990


                                  N/A
  ---------------------------------------------------------------------
     (Former Name or Former Address, if Changed Since Last Report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

This Form 8-K/A is filed as an amendment to the January 22, 1999 Form 8-K/A.

(a) On October 27, 1998, the Registrant entered into a definitive agreement to acquire 100% of shares outstanding of Multiwave Innovation Pte. Ltd, a Singapore company. Multiwave, an engineering company with a focus on research and development, is a pioneer in the design, development, production, and marketing of high performance multimedia and Internet related products for brand name sales or OEM contracts. Multiwave's products include modem cards, sound cards, Web-TV and various other multimedia upgrade kits and accessories. Multiwave markets products on a transcontinental scale with sales in Japan, Australia, Malaysia, Korea, Hong Kong, most major European countries, North America and Latin America. This acquisition will provide the Registrant's distribution company, Paradise Innovations, Inc., with rapid access to new and exciting products.

The purchase price of US$5 million shall be paid by the Registrant to Seller through the issuance of the Registrant's "restricted" common stock as that term is defined in Rule 144 promulgated under the Securities Act of 1933. The number of shares issued to Seller (rounded upwards to the nearest whole number) shall be derived by dividing the Base Purchase Price as defined in the "Stock Purchase Agreement" ("Agreement", Exhibit 2.1), by the "Weighted Average Price" of the Registrant's stock. As used in the Agreement, "Weighted Average Price" shall be the weighted average of the bid and offer prices of the Registrant's stock on NASDAQ from the date of the signing of the Letter of Intent to the date immediately preceding the execution of the Agreement, provided that such Weighted Average Price shall not: (i) exceed 130% of the weighted average of the bid and offer prices of The Registrant's stock on the 7th day of July, 1998 (the "Weighted Reference Price"); or (ii) be less than 70% of the Weighted Reference Price. No fractional Shares shall be issued.

The purchase price has been calculated, in accordance to the Agreement to consist of the following amounts of the Registrant's shares to be distributed to the Sellers of Multiwave Innovations, Inc., as follows:

                           Percentage of     Dollar Portion of     Number of
 Name of Seller            Purchase Price    Purchase Price        Shares
 --------------            --------------    -----------------     ---------
Uraco Holdings Ltd.            67.27%          US$ 3,363,500       1,606,940
NatSteel Electronics Ltd.      27.27               1,363,500         651,424
James Tan Meng Dong             3.33                 166,500          79,547
Dr. Soo Jia Sian                2.13                 106,500          50,881
 --------------            --------------    -----------------     ---------
TOTAL                         100.00%          US$ 5,000,000       2,388,792

Prior to the acquisition, the Registrant's subsidiary Paradise Innovations, Inc. purchased products from Multiwave Innovation, Inc. Following the acquisition, Mr. James Tan and Dr. Soo Jia Sian will become employees of the Registrant. There is no other relationship between the Registrant, its affiliates and its officers and the Sellers, their affiliates and their officers.

(b) Multiwave did not own any real estate nor manufacturing facilities. All material physical property acquired in this transaction were employed in the normal course of business and will continue to be so employed.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired - Audited financial statements of Multiwave were completed by the independent auditors of Multiwave on January 21, 1999. They are attached as Exhibit 2.2.

Clarification of Notes 6 and 12 are as follows:

Note 6: The write off enables the inventory to be valued at lower of cost or market. High technology components and finished goods decline in value over time and need to be constantly re-valued. The write-offs, on a quarterly basis, are for past declines in inventory value. In order to take future declines into consideration, inventory provisions are set up. Future write-offs are made as declines in value occur and are set off against the provisions previously established.

Note 12: Multiwave purchases its components from various suppliers. Some of these suppliers bill in local currency while most bill in U.S. dollars.
The primary non-U.S. dollar currencies are the Singapore dollar, the Hong Kong dollar, the Taiwanese dollar and the Malaysian ringgit. Multiwave attempts to guarantee supplies by negotiating long term contracts. Exchange rate gains and losses result from the changes in the conversion rate between the billing currencies and the U.S. dollar. A high U.S. dollar results in an exchange gain when converting other currencies into the U.S. dollar.

(b) Pro Forma Financial Information - The pro forma financial information is being prepared and will be filed as a second amendment to the Form 8-K filed on November 6, 1998, as soon as it becomes available.

(c) Exhibits - Exhibit filed in conjunction with this report in accordance with Item 601 Regulation S-B are as follows:

2.1 Stock Purchase Agreement dated as of October 27, 1998, filed on Form 8-K on November 6, 1998, is incorporated by reference.

2.2 Audited financial statements of Multiwave Innovation Pte. Ltd.



                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                UNICO, INC.

Date:     November 1, 1999                BY:   /s/ Ike Suri
                                        NAME:   IKE SURI
                                       TITLE:   Chief Executive Officer

Exhibit 2.2 Audited Financial Statements of Multiwave Pte. Ltd.














                       Multiwave Innovation Pte Ltd

                           Financial Statements

                        (In United States Dollars)



                     October 31 , 1998, June 30, 1998
                             and June 30, 1997

                     With Independent Auditors' Report
                                  Thereon

Independent Auditors' Report

The Board of Directors and Shareholders
Multiwave Innovation Pte Ltd


We have audited the accompanying balance sheets of Multiwave Innovation Pte Ltd as of October 31, 1998, June 30, 1998 and June 30, 1997, and the related statements of operations and comprehensive operations, shareholders' equity (deficit) and cash flows for the four-month period ended October 31, 1998, the year ended June 30, 1998 and the nine-month period ended June 30, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in Singapore, that are substantially equivalent to auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Multiwave Innovation Pte Ltd as of October 31, 1998, June 30, 1998 and June 30, 1997, and the results of its operations and cash flows for the four-month period ended October 31, 1998, the year ended June 30, 1998 and the nine-month period ended June 30, 1997, in conformity with generally accepted accounting principles in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




/s/ KPMG

KPMG
Certified Public Accountants
SINGAPORE

21 January 1999

Multiwave Innovation Pte Ltd
Balance Sheets
As of October 31, 1998, June 30, 1998 and June 30, 1997
(In United States Dollars)
-----------------------------------------------------------------------------
                                   Note    October 31,    June 30,   June 30,
                                                 1998        1998       1997
                                                $'000       $'000      $'000
-----------------------------------------------------------------------------
      ASSETS
Current Assets
      Cash and cash equivalents       3         1,360         953        803
      Trade receivables               4         3,128       1,174        803
      Other receivables and deposits  5           339         142         15
      Prepaid expenses                            128          18          4
      Due from related parties       18           201          42          -
      Due from affiliates            18             -           -          1
      Inventories                     6         5,075       2,165      1,645
-----------------------------------------------------------------------------
      Total Current Assets                     10,231       4,494      3,271
Property, plant and equipment, net    7           222         211        210
-----------------------------------------------------------------------------
Total Assets                                   10,453       4,705      3,481
-----------------------------------------------------------------------------
      LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
      Bank overdrafts                 8           193         149        194
      Trust receipts                              134         206          -
      Current portion of obligations under
            capital leases           15             7           7          -
      Due to related parties         18             -           -         34
      Due to affiliates              18         2,235       2,073        431
      Loans and advances from related
            Parties                   9            62          59        420
      Trade accounts payables                   8,267       3,023      1,159
      Accrued operating expenses     10           142         144        178
      Other payables                 11           311         215        199
-----------------------------------------------------------------------------
      Total Current Liabilities                11,351       5,876      2,615
Long-term Liabilities
      Obligations under capital leases,
            less current portion     15            16          18          -
-----------------------------------------------------------------------------
Total Liabilities                              11,367       5,894      2,615
-----------------------------------------------------------------------------
Shareholders' Equity
      Ordinary shares:
      Par value - S$1;
      Authorized: 14,000,000 ordinary shares;
      Issued and outstanding: 9,900,000
            ordinary shares          16         6,821       6,821      6,821
Share Premium Account                16         1,372       1,372      1,372
Other Paid-in Capital                16         2,451       2,451      2,451
Retained Deficit                              (11,446)    (11,760)    (9,731)
Cumulative Translation Adjustments               (112)        (73)       (47)
-----------------------------------------------------------------------------
Total Shareholders' Equity (Deficit)             (914)     (1,189)       866
-----------------------------------------------------------------------------
Total Liabilities and
      Shareholders' Equity (Deficit)           10,453       4,705      3,481
-----------------------------------------------------------------------------

           See accompanying notes to the Financial Statements.

Multiwave Innovation Pte Ltd
Statements of Operations and Comprehensive Operations
For four months ended October 31, 1998,
Year ended June 30, 1998 and nine months ended June 30, 1997
(In United States Dollars)

-----------------------------------------------------------------------------
                                                                        Nine
                                          Four months       Year      months
                                                ended      ended       ended
                                   Note    October 31,   June 30,    June 30,
                                                 1998       1998        1997
                                                $'000      $'000       $'000
-----------------------------------------------------------------------------
Net sales                                       9,153      8,571       7,497

Cost of sales                                  (8,156)    (7,842)     (7,066)

-----------------------------------------------------------------------------
Gross profit                                      997        729         431
-----------------------------------------------------------------------------

Research and development costs                   (117)      (312)       (273)

Selling, general and
      administrative expenses                  (1,058)    (2,094)     (2,924)

-----------------------------------------------------------------------------
Total operating expenses                       (1,175)    (2,406)     (3,197)
-----------------------------------------------------------------------------

Operating loss                                   (178)    (1,677)     (2,766)

Interest income                                     8         11           8
Interest expense                                  (10)       (16)        (33)
Other non-operating
      income (expense) - net         12           494       (347)       (206)

-----------------------------------------------------------------------------
Income (loss) before income taxes                 314     (2,029)     (2,997)

Income taxes                         13             -          -           -

-----------------------------------------------------------------------------
Net income (loss)                                 314     (2,029)     (2,997)

Foreign currency translation adjustments          (39)       (26)         91

-----------------------------------------------------------------------------
Comprehensive income (loss)                       275     (2,055)     (2,906)
-----------------------------------------------------------------------------


               See accompanying notes to the Financial Statements.

Multiwave Innovation Pte Ltd

Statements of Cash Flows

For four months ended October 31, 1998,
Year ended June 30, 1998 and nine months ended June 30, 1997
(In United States Dollars)
-----------------------------------------------------------------------------
                                                                        Nine
                                          Four months       Year      months
                                                ended      ended       ended
                                           October 31,   June 30,    June 30,
                                                 1998       1998        1997
                                                $'000      $'000       $'000
-----------------------------------------------------------------------------
Cash flows from operating activities

Net income (loss)                                 314     (2,029)     (2,997)

Adjustments to reconcile net income
      (loss) to net cash provided
      by operating activities:
      Grant income                                (11)       (62)          -
      Depreciation                                 45        108          73
      Loss on sale of property,
             plant and equipment                    1          9           1
      Exchange (gain) loss of foreign
             currency balances                     (6)       (73)         (4)

Changes in current assets and liabilities:-
      Inventories                              (2,692)      (822)       (644)
      Trade receivables                        (1,820)      (525)        432
      Other receivables, deposits
             and prepaid expenses                (276)       (90)         89
      Due from affiliates and related parties    (150)       (44)          6
      Trade accounts payables                   4,887      2,163         915
      Accrued operating expenses
             and other payables                    74         43         114
      Due to affiliates and related parties        66      1,777      (1,173)
-----------------------------------------------------------------------------
Net cash provided by (used in)

      operating activities                        432        455      (3,188)

-----------------------------------------------------------------------------
Cash flows from investing activities

      Capital expenditures                        (47)      (122)       (129)

-----------------------------------------------------------------------------

Net cash used in investing activities             (47)      (122)       (129)

-----------------------------------------------------------------------------

Multiwave Innovation Pte Ltd

Cash flows from financing activities

      Bank overdrafts                              35        (15)       (320)
      Trust receipts                              (77)       218        (250)
      Loans and advances from related parties       -       (312)        422
      Proceeds from issuance of shares              -          -       3,651
      Capital lease payments                       (3)        (4)          -

-----------------------------------------------------------------------------
Net cash (used in) provided by

      financing activities                        (45)      (113)      3,503
-----------------------------------------------------------------------------

Net increase in cash and cash equivalents
      for the period                              340        220         186

Cash and cash equivalents at beginning
      of the period                               953        803         572

Effect of exchange rate changes on cash balances
      held in foreign currencies                   67        (70)         45

-----------------------------------------------------------------------------

Cash and cash equivalents at end of the period  1,360        953         803

-----------------------------------------------------------------------------

           See accompanying notes to the Financial Statements.

Multiwave Innovation Pte Ltd
Statements of Changes in Shareholders' Equity (Deficit)
For four months ended October 31, 1998,
Year ended June 30, 1998 and nine months ended June 30, 1997
(In United States Dollars)

-----------------------------------------------------------------------------

                                                                       Total
                                                                       Share-
                                            Other              Cum.  holders'
                Ordinary Ordinary   Share paid-in Retained  Transl.   Equity
                  Shares   Shares Premium Capital  Deficit     Adj  (Deficit)
                            $'000   $'000   $'000    $'000   $'000     $'000
-----------------------------------------------------------------------------

Balances at
 October 1,
 1996            762,472      475       -       -   (6,734)   (138)   (6,397)

Shares
 Issuance      9,137,528    6,346   1,372   2,451        -       -    10,169

Net loss               -        -       -       -   (2,997)      -    (2,997)

Translation
 Adjustment            -        -       -       -        -      91        91
-----------------------------------------------------------------------------

Balances at
 June 30,
 1997          9,900,000    6,821   1,372   2,451   (9,731)    (47)      866

Net loss               -        -       -       -   (2,029)      -    (2,029)

Translation
 Adjustment            -        -       -       -        -     (26)      (26)

-----------------------------------------------------------------------------
Balances at
 June 30,
 1998          9,900,000    6,821   1,372   2,451  (11,760)    (73)   (1,189)

Net income             -        -       -       -      314       -       314

Translation
 adjustment            -        -       -       -        -     (39)      (39)

-----------------------------------------------------------------------------
Balances at
 October 31,
 1998          9,900,000    6,821   1,372   2,451  (11,446)   (112)     (914)
-----------------------------------------------------------------------------

            See accompanying notes to the Financial Statements.

Multiwave Innovation Pte Ltd
Notes to the Financial Statements
(In United States Dollars)
-----------------------------------------------------------------------------

1.    Business and Liquidity

Multiwave Innovation Pte Ltd ("the "Company") designs, develops and markets high performance multimedia and internet related products such as modem cards, sound cards and web - TV products. The
Company operates in Singapore and its principal markets are in the United States of America, Europe and Asia.

The Company was incorporated in 1988. As at September 30, 1996, the Company's shareholders were:-
                                                       Percentage
      Shareholder                                       Ownership
                                                                %
      NatSteel Electronics Limited                          54.60
      James Tan Meng Dong                                   40.50
      Dr Soo Jia Sian                                        4.90
                                                          --------
                                                           100.00
                                                          ========

In April 1997, as a result of the issue of further ordinary shares by the Company, the percentage ownership of the issued and outstanding shares of the Company became:-

      Shareholder                                       Ownership
                                                                %
      Uraco Holdings Limited                                45.50
      NatSteel Electronics Limited                          45.50
      James Tan Meng Dong                                    5.50
      Dr Soo Jia Sian                                        3.50
                                                          --------
                                                           100.00
                                                          ========


The Company's financial statements for the year ended June 30, 1998 and for the four-month period ended October 31, 1998 have been prepared on a going concern basis which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. At October 31, 1998, the Company had an accumulated deficit of $914,000, and had a working capital deficit of $1,120,000. The Company's working capital at October 31, 1998 plus its revenue from product sales may not be sufficient to meet its outstanding obligations.

Management's plans include consideration of raising additional capital through the conversion of existing debt of an affiliate and the sale of the Company. On October 27, 1998, the above shareholders and Unico, Inc. ("Unico"), a United States corporation, entered into a Stock Purchase Agreement under which

Multiwave Innovation Pte Ltd
Notes to the Financial Statements
(In United States Dollars)
-----------------------------------------------------------------------------

1.    Business and Liquidity (Cont'd)

Unico agreed to purchase all the issued and outstanding shares of the Company held by the current shareholders. This transaction is conditional, inter alia, upon the approval of the existing shareholders of Unico. Management believes that it is likely that the acquisition will be approved by such shareholders.

Also, on October 27, 1998, Uraco Holdings Limited entered into two separate sale and purchase agreements with James Tan Meng Dong and Ivan Lek Eng Meng under which, inter alia, the Company will issue 3,300,000 additional ordinary shares of S$1 each by way of conversion of amounts payable to subsidiaries of Uraco Holdings Limited amounting to $2,000,000. This debt to equity conversion is intended as a capital contribution. The completion of the conversion of the amounts payable is conditional on the successful completion of the Stock Purchase Agreement referred to above.

Management expects that the transactions contemplated in the preceding paragraph will be successfully concluded and will enable the Company to satisfy its outstanding obligations. However, no certainty can be given that the Company will be successful in completing the sale of the Company to Unico and the conditional conversion of amounts payable to ordinary shares outlined above. Further, there can be no certainty, assuming the Company successfully completes these transactions, that the Company will achieve profitability or positive cash flow or that Unico will be able to provide adequate additional financing. If the Company is unable to complete the transactions as contemplated or obtain adequate additional financing, management may be required to seek other alternatives.


2.    Summary of Significant Accounting Policies


(a)   Basis of Financial Statements Preparation

The financial statements have been prepared on the historical cost basis.

(b)   Use of Estimates in the Financial Statements

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the balance sheet date of the financial statements and the reported revenues and expenses during the reporting period. Actual results could differ from these estimates.


(c)   Cash and Cash Equivalents

Cash and cash equivalents are represented by highly liquid investments that are readily convertible to known amounts of cash and have original maturities of three month or less.

(d)   Inventories

Inventories are valued at the lower of cost and net realizable value. Cost is based on the first-in first-out principle.
Finished goods and work-in-progress include cost of materials and sub-contract manufacturing cost.

(e)   Property, Plant and Equipment

Fixed assets are stated at cost less accumulated depreciation.
Depreciation is calculated on the straight line method so as to write off the cost of fixed assets over their estimated useful lives of three years.

The cost of maintenance and repairs is charged to income as incurred; significant renewals and betterments are capitalized.
When assets are retired or otherwise disposed of, the carrying value and the related accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected for the period.


(f)   Property, Plant and Equipment Under Lease

Property, plant and equipment under lease is accounted for as a capital lease where the lease transfers ownership to the lessees at the end of the lease term or the lease contains a bargain purchase option. Additionally, property, plant and equipment under lease is accounted for as a capital lease where the lease term is equal to or greater than 75% of the estimated economic life of the leased assets, or where the present value of rental and other lease payments exceeds 90% of the fair value of the leased assets. Leased assets which meet these conditions are recorded at cost and depreciated using the straight-line method over the terms of the leases.


(g)   Operating Leases

Rental payments under operating leases are charged to the profit and loss account on the straight-line basis over the periods of the respective leases.

Multiwave Innovation Pte Ltd
Notes to the Financial Statements
(In United States Dollars)
-----------------------------------------------------------------------------

(h)   Taxation

The Company accounts for income tax in accordance with SFAS No. 109, "Accounting for Income Taxes". Under the asset and liability method of SFAS No. 109, deferred tax assets and liabilities are recognized for the estimated future tax effects of differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the years in which those temporary differences are expected to be recovered or settled. Under SFAS No. 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period the rate change is enacted.

Where a deferred tax asset has been recognized, an appropriate allowance must be established if, based upon the weight of available evidence, it is more likely than not that some or all of it will not be realized.


(i)   Reserve Accounts

Where proceeds received from the issuance of shares exceed the par value of the shares issued, the excess is recorded in a Share Premium Account in accordance with statutory requirements and accepted practice in Singapore. See Note 16 for additional information including restrictions on the reduction of the Share Premium Account.


(j)   Research and Development Costs

Research and development costs are written off against income as and when they are incurred.


(k)   Revenue Recognition

Sales represent the invoiced value of goods supplied, excluding goods and services tax, net of goods returned, trade discounts and allowances. Sales are recognized upon shipment of goods or when the goods are accepted by the customer.

Multiwave Innovation Pte Ltd
Notes to the Financial Statements
(In United States Dollars)
-----------------------------------------------------------------------------

(l)   Translation of Foreign Currencies

The Company maintains its accounting records in Singapore dollars. Monetary assets and liabilities which are denominated in currencies other than Singapore dollars are translated into Singapore dollars at the rates of exchange prevailing at the balance sheet date. Transactions in foreign currencies are translated at rates ruling on transaction dates. Translation differences are included in the profit and loss account.

For the purposes of preparation of these financial statements, which are presented in US dollars, assets and liabilities are translated from Singapore dollars to US dollars at rates of exchange closely approximate to those ruling at the balance sheet dates. Profit and loss items are translated at the average rates of the respective periods. Shareholders' equity, share premium account, other paid-in capital and the retained deficit brought forward are translated at historical rates. Translation differences arising are taken to cumulative translation adjustments.


(m)   Year 2000

In 1998, the Company developed a plan to deal with the Year 2000 problem and began converting its computer systems to be Year 2000 compliant. The plan provides for the conversion efforts to be completed by April 1999. The year 2000 problem is the result of computer programs being written using two digits rather than four to define the applicable year. The Company is expensing all costs associated with these systems changes as the costs are incurred. As of October 31, 1998, $1,000 had been expensed.


(n)   Concentration of Credit Risks

The Company is a provider of multi-media hardware and software systems. The five largest customers of the Company accounted for 46%, 32% and 46% of total sales in the nine-month period ended June 30, 1997, year ended June 30, 1998 and four-month period ended October 31, 1998, respectively. (see Note 17). The Company believes that the concentration of its credit risk in trade receivables is mitigated substantially by its credit evaluation process, credit policies and credit control and collection procedures.

Multiwave Innovation Pte Ltd
Notes to the Financial Statements
(In United States Dollars)
-----------------------------------------------------------------------------

(o)   Advertising costs

Advertising costs are expensed as incurred. Advertising expenses for the nine-month period ended June 30, 1997, year ended June 30, 1998 and the four-month period ended October
31, 1998 amounted to $99,000, $72,000 and $48,000
respectively.

(p)   Comprehensive Income

Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income", was adopted as of January 1, 1998. This Statement requires reporting of changes in share owners' equity that do not result directly from transactions with share owners.

3.    Cash and Cash Equivalents

Cash and cash equivalents at October 31, 1998, June 30, 1998 and
June 30, 1997 consist of:-
                                          October 31,    June 30,    June 30,
                                                1998        1998        1997
                                               $'000       $'000       $'000

      Fixed deposits at banks                    268         256         280
      Cash at banks and in hand                1,092         697         523
-----------------------------------------------------------------------------
                                               1,360         953         803
-----------------------------------------------------------------------------


4.    Trade Receivables

Trade receivables at October 31, 1998, June 30, 1998 and June 30,
1997 consist of:-
                                          October 31,    June 30,    June 30,
                                                1998        1998        1997
                                               $'000       $'000       $'000

      Accounts receivable                      3,356       1,392       1,050
      Allowance for doubtful accounts:
         Balance brought forward                 218         248         177
         Provision made during the period          -          10          74
         Translation loss (gain) for the period   10         (40)         (4)
-----------------------------------------------------------------------------
                                                 228         218         247
-----------------------------------------------------------------------------
      Total trade receivables                  3,128       1,174         803
-----------------------------------------------------------------------------

Multiwave Innovation Pte Ltd
Notes to the Financial Statements
(In United States Dollars)
-----------------------------------------------------------------------------


5.    Other Receivables and Deposits

Other receivables and deposits at October 31, 1998, June 30, 1998 and June 30, 1997 consist of:-
                                          October 31,    June 30,    June 30,
                                                1998        1998        1997
                                               $'000       $'000       $'000

         Deposits                                 12          13          15
         Grant receivable                         73          59           -
         Goods and services tax recoverable      211          64           -
         Other                                    43           6           -
-----------------------------------------------------------------------------
         Total other receivables and deposits    339         142          15
-----------------------------------------------------------------------------

Multiwave Innovation Pte Ltd
Notes to the Financial Statements
(In United States Dollars)
-----------------------------------------------------------------------------

6.    Inventories

Inventories at October 31, 1998, June 30, 1998 and June 30, 1997 consist of:-

                                          October 31,    June 30,    June 30,
                                                1998        1998        1997
                                               $'000       $'000       $'000

         Raw materials                           521         149         431
         Work-in-progress                      2,977       1,231         618
         Finished goods                        1,960       1,152       1,297
-----------------------------------------------------------------------------
                                               5,458       2,532       2,346

         Allowance for inventory obsolescence:
          Balance brought forward                367         701         818
          Provision made during the period         -         461         121
          Amount written off during the period     -        (698)       (227)
          Translation loss (gain) for the period  16         (97)        (11)
-----------------------------------------------------------------------------
                                                 383         367         701
-----------------------------------------------------------------------------
         Total inventories                     5,075       2,165       1,645
-----------------------------------------------------------------------------

Multiwave Innovation Pte Ltd
Notes to the Financial Statements
(In United States Dollars)
-----------------------------------------------------------------------------


7.    Property, Plant and Equipment

Property, plant and equipment at October 31, 1998, June 30, 1998 and June 30, 1997 consist of:-

                                          October 31,    June 30,    June 30,
                                                1998        1998        1997
                                               $'000       $'000       $'000
      Cost:
        Testing equipment                         50          33          25
        Toolings                                  28          17           -
        Office furniture and equipment           181         171         173
        Computer equipment                       259         228         250
        Motor vehicles                            43          42          28
-----------------------------------------------------------------------------
      Total cost                                 561         491         476
-----------------------------------------------------------------------------
        Less:
      Accumulated depreciation
        Testing equipment                         23          19          16
        Toolings                                   4           1           -
        Office furniture and equipment           136         121         112
        Computer equipment                       164         133         110
        Motor vehicles                            12           6          28
-----------------------------------------------------------------------------
      Total accumulated depreciation             339         280         266
-----------------------------------------------------------------------------
      Total property, plant and equipment        222         211         210
-----------------------------------------------------------------------------

Depreciation expense charged to operations for the nine-month period ended June 30, 1997, the year ended June 30, 1998 and the four-month period ended October 31, 1998 for property, plant and equipment amounted to $73,000, $108,000 and $45,000, respectively.

Multiwave Innovation Pte Ltd
Notes to the Financial Statements
(In United States Dollars)
-----------------------------------------------------------------------------

7. Property, Plant and Equipment (Cont'd)

The Company is obligated under various capital leases for certain office equipment and motor vehicles that expire at various dates during the next four years. The gross amount of property, plant and equipment and related accumulated depreciation recorded under capital leases were as follows:-

                                          October 31,    June 30,    June 30,
                                                1998        1998        1997
                                               $'000       $'000       $'000

      Motor equipment                             17          17           -
      Motor vehicles                              18          18           -
-----------------------------------------------------------------------------
      Total cost                                  35          35           -
      Less: Accumulated depreciation             (10)         (7)          -
-----------------------------------------------------------------------------
      Net book value                              26          28           -
-----------------------------------------------------------------------------

Depreciation expense charged to operations for the nine-month period ended June 30, 1997, the year ended June 30, 1998 and the four-month period ended October 31, 1998 for property, plant and equipment under capital leases amounted to $Nil, $7,000 and $3,000 respectively.

8.    Bank Overdrafts

Bank overdrafts at October 31, 1998, June 30, 1998 and June 30,
1997 consist of:-

                                          October 31,    June 30,    June 30,
                                                1998        1998        1997
                                               $'000       $'000       $'000

      Repayable in US Dollars                     39           -           -
      Repayable in Singapore Dollars             154         149         194
-----------------------------------------------------------------------------
      Total bank overdrafts                      193         149         194
-----------------------------------------------------------------------------

The weighted average rate of interest payable on the bank overdrafts was 8.0%, 8.5% and 7% as of October 31, 1998, June 30,
1998 and June 30, 1997, respectively.

The Company's overdraft facilities are secured against the fixed deposits which are pledged to the bank providing the facilities.

Multiwave Innovation Pte Ltd
Notes to the Financial Statements
(In United States Dollars)
-----------------------------------------------------------------------------

9.    Loans and Advances from Related Parties

Loans and advances from related parties at October 31, 1998, June
30, 1998 and June 30, 1997 consist of:-

                                          October 31,    June 30,    June 30,
                                                1998        1998        1997
                                               $'000       $'000       $'000

      Loan from corporate shareholder             62          59          70
      Advance from corporate shareholder           -           -         350
-----------------------------------------------------------------------------
      Total loans and advances
         from related parties                     62          59         420
-----------------------------------------------------------------------------

The loan from the corporate shareholder is unsecured and interest-free, and has no fixed terms of repayment. The advance from the corporate shareholder was unsecured and interest-free, and had no fixed terms of repayment.

10.   Accrued Operating Expenses

Accrued operating expenses at October 31, 1998, June 30, 1998 and
June 30, 1997 consist of:-

                                          October 31,    June 30,    June 30,
                                                1998        1998        1997
                                               $'000       $'000       $'000

      Accrual for staff costs                     86          48          52
      Others                                      56          96         126
-----------------------------------------------------------------------------
      Total accrued operating expenses           142         144         178
-----------------------------------------------------------------------------

11.   Other Payables

Other payables at October 31, 1998, June 30, 1998 and June 30, 1997 consist of:-

                                          October 31,    June 30,    June 30,
                                                1998        1998        1997
                                               $'000       $'000       $'000

      Staff costs                                 39          34         101
      Others                                     272         181          98
-----------------------------------------------------------------------------
      Total other payables                       311         215         199
-----------------------------------------------------------------------------

Multiwave Innovation Pte Ltd
Notes to the Financial Statements
(In United States Dollars)
-----------------------------------------------------------------------------


12.  Other Non-operating Income/Expenses

Other non-operating income (expenses) consist of :-

                                                                        Nine
                                          Four months       Year      months
                                                ended      ended       ended
                                           October 31,   June 30,    June 30,
                                                 1998       1998        1997
                                                $'000      $'000       $'000
-----------------------------------------------------------------------------

      Government grant income                      11         62           -
      Loss on disposal of fixed assets             (1)        (9)         (1)
      Gain (loss) on exchange                     484       (400)       (202)
      Other                                         -          -          (3)
-----------------------------------------------------------------------------
      Total other non-operating income (expenses) 494       (347)       (206)
-----------------------------------------------------------------------------

13.  Income Taxes

A reconciliation of the expected tax payable at the statutory rate of tax to the tax expense is as follows:-

                                                                        Nine
                                          Four months       Year      months
                                                ended      ended       ended
                                           October 31,   June 30,    June 30,
                                                 1998       1998        1997
                                                $'000      $'000       $'000
-----------------------------------------------------------------------------
      Income tax expense (benefit)
         computed at Singapore statutory
         rate of 26%                               82       (527)       (779)
      Expenses not deductible for income tax        7          8           4
      Loss of net operating losses due to change
         in control                                 -          -         645
      Change in the beginning of period balance
         of the valuation allowance for deferred
         tax assets                               (89)       519         130
-----------------------------------------------------------------------------
      Income tax expense                            -          -           -
-----------------------------------------------------------------------------

Multiwave Innovation Pte Ltd
Notes to the Financial Statements
(In United States Dollars)
-----------------------------------------------------------------------------

14.  Deferred Taxation


     The significant components of deferred income tax expense (benefit) attributable to income (loss) from continuing operations is as follows:

                                                                        Nine
                                          Four months       Year      months
                                                ended      ended       ended
                                           October 31,   June 30,    June 30,
                                                 1998       1998        1997
                                                $'000      $'000       $'000
-----------------------------------------------------------------------------

      Deferred tax expense (benefit)               89       (519)       (130)
      Increase (decrease) in beginning
         of period balance of the valuation
         allowance for deferred tax assets        (89)       519         130
-----------------------------------------------------------------------------
      Deferred income tax                           -          -           -
-----------------------------------------------------------------------------



The tax effects of temporary differences that give rise to significant portions of deferred tax assets are presented below:-

                                                 1998       1998        1997
                                                $'000      $'000       $'000
-----------------------------------------------------------------------------
      Deferred tax assets
      Unrealized exchange (gains) losses         (132)        98          69
      Property, plant and equipment differences
         between net book values and tax written
         down values                               93         82          83
      Unutilized capital allowances                 2          2           1
      Net operating losses                        634        479          49
-----------------------------------------------------------------------------
      Balance carried forward                     597        661         202

Multiwave Innovation Pte Ltd
Notes to the Financial Statements
(In United States Dollars)
-----------------------------------------------------------------------------

14.  Deferred Taxation (Cont'd)


                                                 1998       1998        1997
                                                $'000      $'000       $'000
-----------------------------------------------------------------------------
      Balance brought forward                     597        661         202
      Less: valuation allowances:
         Balance brought forward                  661        202          72
         Increase (decrease) in balance in period (89)       519         130
         Translation loss (gain)                   25        (60)          -
-----------------------------------------------------------------------------
                                                  597        661         202
-----------------------------------------------------------------------------
                                                    -          -           -
-----------------------------------------------------------------------------

Under Singapore income tax legislation, unutilized capital allowances and net operating losses are available to carry forward to be offset against future taxable profits of the Company without time restriction, provided there is no substantial change in the ultimate shareholders of the Company and their respective shareholdings. In this context, a substantial change is considered to have occurred if there has been a change in excess of 50% of the ultimate shareholding in the Company.

At October 31, 1998, the Company had net operating losses of $2,438,000, and unutilized capital allowances of $9,000. Due to its historical net operating losses, the Company has provided a valuation allowance to reduce its net deferred tax assets to zero for each of the periods ended October 31, 1998, June 30, 1998 and June 30, 1997.


15.   Leases

The Company leases certain office equipment and motor vehicles, as presented in note 7, under various non-cancelable capital leases. These leases contain either a bargain purchase option on the leased assets at the end of the lease or transfer of leased asset ownership at the lease maturity. No other assets have been pledged as security for the capital lease obligations.

The Company also has several non-cancelable operating leases. Rental expenses for operating leases for the nine-month period ended June 30, 1997, the year ended June 30, 1998 and the four-month period ended October 31, 1998 amounted to $138,000, $320,000 and $93,000, respectively.

Multiwave Innovation Pte Ltd
Notes to the Financial Statements
(In United States Dollars)
-----------------------------------------------------------------------------

15.   Leases (cont'd)

Future minimum capital lease payments and future minimum lease payments under non-cancelable operating leases (with initial or remaining lease terms in excess of one year) as of October 31, 1998 are:-

                                 Capital   Operating
                                  Leases      Leases
                                   $'000       $'000
   Year ending October 31,
                         1999          9          46
                         2000          9          21
                         2001          9           -
                         2002          2           -
                                 --------    --------
   Total minimum lease
     payments carried forward         29          67
                                             ========



Less:
   Amount representing interest        6
                                  -------
     Present value of net minimum
        capital lease payments        23

        Less:
     Current portion of obligations
        under capital leases           7
                                  -------

     Obligations under capital leases,
        less current portion          16
                                 ========

The Company leases office premises from a subsidiary of a corporate shareholder at a monthly rental charge of $19,000. The lease expired on November 30, 1998. Subsequent to expiry, the Company has continued to rent the office premises at a rental charge of $19,000 a month, though no formal lease arrangements have been made. Total rental expenses associated with this lease for the nine-month period ended June 30, 1997, the year ended June 30, 1998 and the four-month period ended October 31, 1998 amounted to $52,000, $278,000 and $77,000 respectively.

Multiwave Innovation Pte Ltd
Notes to the Financial Statements
(In United States Dollars)
-----------------------------------------------------------------------------

16.   Share Capital, Share Premium Account and Other Paid-in Capital

In April 1997, the Company issued an additional 9,137,528 ordinary shares of $1 each par value at a premium of $1,372,000. The premium has been taken to the share premium account which is described further below.

Of the total increase to capital of $7,718,000, an amount of $3,651,000 was received in cash, the remaining $4,067,000 being satisfied by way of capitalization of debts owing by the Company from a corporate shareholder.

As part of the share subscription arrangement, a further amount of $2,451,000 owing by the Company to a corporate shareholder was forgiven. This debt forgiveness is considered to be an integral part of the share issue transaction and has been treated as a contribution of other paid-in capital.

The share premium account consists of the excess of proceeds received from issues of share capital, over the par value of shares issued. The application of the share premium account is restricted under Singapore corporate law. The share premium may only be applied in paying up unissued shares to be issued to shareholders, paying up in whole or in part any balance unpaid on shares in issue, in writing off preliminary expenses and share and debenture issue expenses and by provision for premium payable on the redemption of redeemable preferred shares, if any. The Company has not utilized the share premium account for the above-mentioned purposes.


17.   Business Segment Data and Major Customers

Sales to customers by geographical areas were:-

                                                                        Nine
                                          Four months       Year      months
                                                ended      ended       ended
                                           October 31,   June 30,    June 30,
                                                 1998       1998        1997
                                                $'000      $'000       $'000
-----------------------------------------------------------------------------
      United States                             6,561      4,416       5,899
      Europe                                      742      2,284       1,039
      Asia                                      1,850      1,871         559
-----------------------------------------------------------------------------
      Total                                     9,153      8,571       7,497
-----------------------------------------------------------------------------

Multiwave Innovation Pte Ltd
Notes to the Financial Statements
(In United States Dollars)
-----------------------------------------------------------------------------

17.   Business Segment Data and Major Customers (cont'd)

Sales to major customers, as a percentage of total sales were as follows:
                                                                        Nine
                                          Four months       Year      months
                                                ended      ended       ended
                                           October 31,   June 30,    June 30,
                                                 1998       1998        1997
                                                    %          %           %
-----------------------------------------------------------------------------

      Customer A                                   27         16           -
      Customer B                                    -          4          19
-----------------------------------------------------------------------------


18.   Significant Related Party Transactions

The Company has no manufacturing facilities and a significant portion of the manufacturing of the Company's products is subcontracted to NatSteel Electronics Limited, a corporate shareholder of the Company, and Acura Manufacturing Pte Ltd and Pantera Electronics Pte Ltd, subsidiaries of Uraco Holdings Limited, a corporate shareholder of the Company.

The Company had the following significant transactions with related parties and affiliates:-


                                                                        Nine
                                          Four months       Year      months
                                                ended      ended       ended
                                           October 31,   June 30,    June 30,
                                                 1998       1998        1997
                                                $'000      $'000       $'000
-----------------------------------------------------------------------------

      Corporate Shareholder
         Sales                                      -        368         215
         Purchases                                  -          -       2,163
      Other Affiliate Companies
         Sales                                      2         26          16
         Purchases                                645      2,102       2,439
         Rental expenses                           77        278          52
-----------------------------------------------------------------------------

Multiwave Innovation Pte Ltd
Notes to the Financial Statements
(In United States Dollars)
-----------------------------------------------------------------------------

18.   Significant Related Party Transactions (Cont'd)


As of October 31, 1998, June 30, 1998 and June 30, 1997, there were the following amounts owing by (to) affiliated companies:-

                                          October 31,    June 30,    June 30,
                                                1998        1998        1997
                                               $'000       $'000       $'000
-----------------------------------------------------------------------------

      Corporate Shareholders
         Trade receivables                       201          42           -
         Trade accounts payable                    -           -         (34)
         Loans to Company                        (62)        (59)        (70)
         Advances to Company                       -           -        (350)
      Other Affiliate Companies
         Other receivables                         -           -           1
         Trade payables                       (1,970)     (1,814)       (403)
         Other payables                         (265)       (259)        (28)
-----------------------------------------------------------------------------


19.   Fair Value of Financial Instruments

The carrying amounts of the Company's financial instruments
approximate their fair value due to the relatively short period of maturity of these instruments as summarized in the following table:-
                                                     Carrying Amount
                                          October 31,    June 30,    June 30,
                                                1998        1998        1997
                                               $'000       $'000       $'000
-----------------------------------------------------------------------------

      Financial Assets:
         Cash and cash equivalents             1,360         953         803

      Financial Liabilities:
         Bank overdrafts                         193         149         194
         Trust receipts                          134         206           -
         Loans and advances from corporate
            shareholder                           62          59         420

-----------------------------------------------------------------------------

Multiwave Innovation Pte Ltd
Notes to the Financial Statements
(In United States Dollars)
-----------------------------------------------------------------------------

19.   Fair Value of Financial Instruments (Cont'd)

                                                   Estimated Fair Value
                                          October 31,    June 30,    June 30,
                                                1998        1998        1997
                                               $'000       $'000       $'000
-----------------------------------------------------------------------------

      Financial Assets:
         Cash and cash equivalents             1,360         953         803

      Financial Liabilities:
         Bank overdrafts                         193         149         194
         Trust receipts                          134         206           -
         Loans and advances from corporate
            Shareholder                           62          59         420
-----------------------------------------------------------------------------


20.   Cash Flow Supplemental Disclosures

Significant non-cash transactions are as follows:-

                                                                        Nine
                                          Four months       Year      months
                                                ended      ended       ended
                                           October 31,   June 30,    June 30,
                                                 1998       1998        1997
                                                $'000      $'000       $'000
-----------------------------------------------------------------------------

      Acquisition of equipment through
         capital lease                              -         35           -
      Issuance of shares through capitalization
         of debt                                    -          -       4,067
      Debt forgiveness by corporate shareholder     -          -       2,451
-----------------------------------------------------------------------------


21.   New US GAAP Accounting Pronouncements

In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"). This Statement establishes accounting and reporting standards for derivative instruments and for hedging activities. This Statement is effective for fiscal years beginning after June 15, 1999. Therefore, management is in the process of determining the impact that this statement will have on the Company.

Multiwave Innovation Pte Ltd
Notes to the Financial Statements
(In United States Dollars)
-----------------------------------------------------------------------------

21.   New US GAAP Accounting Pronouncements (cont'd)

In February 1998, the FASB issued SFAS No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits" ("SFAS 132"). This Statement standardizes the disclosure requirements for defined benefit plans and recommends a parallel format for presenting information about pensions and other postretirement benefits. This Statement is effective for fiscal years beginning after December 15, 1997. Since the Company has no defined benefit plans, it has determined that this Statement will have no significant impact.

In June 1997, the FASB issued SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information" ("SFAS 131"). SFAS 131 establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. This statements supersedes SFAS 14 "Financial Reporting for Segments of a Business Enterprise". SFAS No. 131 requires that all public enterprises report financial and descriptive information about its reportable operating segments. Operating segments are defined as components regularly evaluated by the chief operating decision-maker in deciding how to allocate resources and in assessing performance. This statement is effective for fiscal years beginning after December 15, 1997. In the initial year of application, comparative information for earlier years should be restated. Management is in the process of determining the impact, if any, this statement will have on the Company.